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                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549


                        ----------------------


                                FORM 8-K


                             CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934


  Date of Report: (Date of earliest event reported): January 10, 2000


                      PINNACLE GLOBAL GROUP, INC.
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         TEXAS                    0-30066                76-0583569
(STATE OF INCORPORATION)  (COMMISSION FILE NUMBER)     (IRS EMPLOYER
                                                    IDENTIFICATION NO.)


                      5599 SAN FELIPE, SUITE 555
                         HOUSTON, TEXAS 77056
         (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)


                             (713) 993-4610
         (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5. OTHER EVENTS.

        On January 10, 2000, Sean Dobson resigned as a director of Pinnacle Global Group, Inc. and as an officer and employee of Spires Financial, L.P. His resignation followed a ten-to-one vote in favor of the merger transaction with Sander Morris Mundy Inc. in which Mr. Dobson was the sole dissenter.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


        DATED this 11th day of January, 2000.


                                       PINNACLE GLOBAL GROUP, INC.


                                       By:  /S/ ROBERT E. GARRISON II
                                          -------------------------------------
                                                Robert E. Garrison II,
                                                President and
                                                Chief Executive Officer



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